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                                                                      EXHIBIT 32

                                  CERTIFICATION

      This Report on Form 10-Q of Tri-County Financial Corporation (the "Company") for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: November 10, 2005           By: /s/ Michael L. Middleton
                                       -------------------------------------
                                       Michael L. Middleton
                                       President and Chief Executive Officer

 Date: November 10, 2005           By: /s/ William J. Pasenelli
                                       ----------------------------------
                                       William J. Pasenelli
                                       Executive Vice President and Chief
                                       Financial Officer